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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 27, 2007

                          COASTAL FINANCIAL CORPORATION
                          -----------------------------
             (Exact name of registrant as specified in its charter)

   Delaware                              0-19684                57-0925911
   --------                              -------                ----------
(State or other jurisdiction of        (Commission             (IRS Employer
 incorporation or organization)        File Number)          Identification No.)


2619 Oak Street, Myrtle Beach, South Carolina                        29577
---------------------------------------------                        -----
(Address of principal executive offices)                           (Zip Code)

       Registrant's telephone number, including area code: (843) 205-2000
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01   REGULATION FD DISCLOSURE.
            ------------------------

     On April 27, 2007, Coastal Financial Corporation (the "Company") announced that its shareholders approved the Company's pending merger with BB&T Corporation at a Special Meeting of Shareholders held on April 27, 2007. The press release announcing such approval is filed as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.
            ---------------------------------

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Not applicable.

      (d)   Exhibits:

            Number       Description

            99.1         Press release dated April 27, 2007


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   COASTAL FINANCIAL CORPORATION
                                   (Registrant)



                               By: /s/ Michael C. Gerald
                                   --------------------------------
                                   Michael C. Gerald
                                   President and Chief Executive Officer

Dated: April 30, 2007